                                   EXHIBIT 99

                                OPERATING REPORT

The following is the text of the Operating Report filed with the Bankruptcy Court by Service Merchandise Company, Inc. for the period ending May 30, 1999.

                          MIDDLE DISTRICT OF TENNESSEE

In re:                                                         Case No.:     399-02649 THROUGH 399-02680
                                                                             -------------------------------------------------------
      SERVICE MERCHANDISE COMPANY, INC.
      ---------------------------------
                                                               Judge:        PAINE
                                                                             -------------------------------------------------------

                                                               Chapter 11

Debtor(s)

                                 MONTHLY OPERATING REPORT FOR PERIOD ENDING                           May 30, 1999
                                                                                       ---------------------------------------------

                               COMES NOW,       SERVICE MERCHANDISE COMPANY, INC.
                                                ------------------------------------------------------------------------------------

      Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing          May 3, 1999
                                                                                                        ----------------------------
      and ending            May 30, 1999      as shown by the report and exhibits consisting of     16     pages and
                         -----------------                                                      ----------
      containing the following as indicated:

                      X   Monthly Reporting Questionnaire (Attachment 1)
                     ----

                      X   Comparative Balance Sheets (Forms OPR-1 & OPR-2)
                     ----

                     N/A  Summary of Accounts Receivable (Form OPR-3)
                     ----

                      X   Schedule of Postpetition Liabilities (Form OPR-4)
                     ----

                      X   Statement of Income (Loss) (Form OPR-5)
                     ----


                   I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

        Date:                6/21/99                DEBTOR - IN - POSSESSION
                         -----------------
        Note:
                                                    By:   /S/ Tom Garrett
                                                          --------------------------------------------------------------------------

                                                    Name and Title:    TOM GARRETT, SENIOR VICE PRESIDENT & CFO
                                                                       -------------------------------------------------------------

                                                    Address:                       7100 SERVICE MERCHANDISE DRIVE
                                                                                   -------------------------------------------------
                                                                                   BRENTWOOD, TENNESSEE 37027
                                                                                   -------------------------------------------------

                                                    Telephone No:                  660-3477
                                                                                   -------------------------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11                                                 Attachment 1 (Page 1)
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 3, 1999 THROUGH MAY 30, 1999


 * 1. Payroll

                                                                                WAGES                              TAXES
        OFFICERS                            TITLE                        GROSS           NET                 DUE           PAID
SAM CUSANO                CHIEF EXECUTIVE OFFICER                       50,727.28       34,876.65          4,590.41       14,577.09

STEVE MOORE               SENIOR VICE PRESIDENT, CHIEF
                          ADMINISTRATIVE OFFICER, GENERAL
                          COUNSEL & SECRETARY                           27,929.50       18,215.40          2,047.22        6,534.57

TOM GARRETT               SENIOR VICE PRESIDENT & CFO                   25,942.11       18,599.93          1,682.46        5,310.83

STEVE MCCANN              SENIOR VICE PRESIDENT, FINANCE                19,053.21       11,057.68          1,391.45        4,287.07
                          & CHIEF ACCOUNTING OFFICER

GARY SEASE                SENIOR VICE PRESIDENT, LOGISTICS              25,349.57       14,950.96          1,987.80        5,542.37

CHARLES SEPTER            PRESIDENT & CHIEF OPERATING OFFICER           39,363.51       23,871.89          3,475.39        9,807.40

KENNETH BRAME             SENIOR VICE PRESIDENT, INFORMATION
                          SERVICES & CHIEF INFORMATION OFFICER          23,252.02       14,638.78          1,690.34        4,970.13

ROBERT J. PINDRED         VICE PRESIDENT AND TREASURER                  22,890.73       15,862.79            785.26        6,278.68

SANDRA CARY               VICE PRESIDENT, ASST. TAX: FIN                 7,709.37        5,523.82            524.69        1,555.80

J0E M. ELLIOTT            AVP, PROPERTY ADMINISTRATION                   8,180.28        5,081.67            505.47        1,431.74

ERIC KOVATS               VICE PRESIDENT, REGIONAL: STORES.             15,487.59       12,990.01          1,167.99        3,444.45

The associate listed below received bonus and relocation assistance which is included in the amounts above

ROBERT PINDRED                                                            12,121.49

* Excludes drawings under prepetition letters of credit

CHAPTER 11                                                 Attachment 1 (Page 1)
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 3, 1999 THROUGH MAY 30, 1999

2.  INSURANCE

                                                                   COVERAGE        POLICY       EXPIRATION   PREMIUM   DATE COVERAGE
TYPE                             NAME OF CARRIER                    AMOUNT         NUMBER          DATE       AMOUNT     PAID THRU
------------------------------------------------------------------------------------------------------------------------------------
Property                         Security Ins Co of Hartford      $5 Million     CCIPW12011       5/1/00     $921,750      5/1/00
                                 Commonwealth                     $5 Million     US2387           5/1/00      $92,419      5/1/00
                                 Westchester Fire                 $15 Million    1XA394310        5/1/00      $75,000      5/1/00
                                 Allianz Insurance Co             $12 Million    CLP1034720       5/1/00      $30,000      5/1/00
                                 TIG Insurance Co                 $13 Million    XPT38797554      5/1/00      $32,500      5/1/00
                                 Westchester Fire                 $30 Million    1XA394311        5/1/00      $15,000      5/1/00
                                 Allianz Insurance Co             $12 Million    CLP1034720       5/1/00      $22,500      5/1/00
                                 Allianz Insurance Co             $25 Million    CLP1034720       5/1/00      $10,000      5/1/00

Boiler & Machinery               Hartford Steam Boiler            $10 Million    BMTBD            5/1/00      $11,900      5/1/00

Transit                          Security Ins Co of Hartford      $1 Million     CCIMG72820       5/1/00      $10,000      5/1/00

Ocean Cargo                      Phoenix Assurance Co of NY       $10 Million    CR37211          5/1/00      $40,000      5/1/00

Special Crime                    Reliance Insurance Co            $25 Million    NFK1951937       5/1/02      $13,458      5/1/02

Crime                            National Union Fire Ins Co       $10 Million    858-0797         3/1/00      $56,505      3/1/00

Fiduciary                        National Union Fire Ins Co       $10 Million    267-81-30        3/1/00      $19,462      3/1/00

Employment Practices             Chubb Insurance Co               $10 Million    81278901A        3/1/00     $221,575      3/1/00
Liability                        Royal Insurance Co               $10 Million    PSF000010        3/1/00      $88,200      3/1/00

Directors & Officers             Continental Insurance Co         $10 Million    300714943        3/1/01     $453,500      3/1/01
                                 Chubb Insurance Co               $10 Million    81278902-A       3/1/01     $266,666      3/1/01
                                 Royal Insurance Co               $10 Million    PSF000009        3/1/01     $133,000      3/1/01

Umbrella                         Federal Insurance Co             $50 Million    79763295         1/1/02      $79,196      1/1/02
Excess Liability                 American Guarantee & Liab        $50 Million    EUO2876107-01    1/1/02      $25,000      1/1/02

International                    Cigna Insurance Co               $1 Million     PHFTBD           1/1/00       $2,500      1/1/00

Punitive Damages                 Chubb Atlantic Indemnity         $50 Million    PUNTBD1          1/1/00      $17,160      1/1/00
Punitive Damages - Excess        Zurich International Bermuda     $50 Million    PUNTBD2          1/1/00       $5,000      1/1/00

General Liability - Va. Beach    Hartford Fire Insurance Co       $2 Million     20UENTBD         1/1/00       $8,020      1/1/00

General Liability                Cigna Insurance Co               $5 Million     XSLG19307931     1/1/00      $13,225     6/30/99

Workers' Compensation            Pacific Employers Ins Co         Statutory      WLRC42316830     1/1/00      $17,797     6/30/99
WC Excess                        Cigna Insurance Co               Statutory      XWCO11865        1/1/00       $1,748     6/30/99
WC Contractual Indemnity         Illinois Union Insurance Co      Statutory      CTPG19307992     1/1/00       $4,990     6/30/99

Auto                             Pacific Employers Ins Co         $1 Million     ISAHO7569488     1/1/00       $2,742     6/30/99

CHAPTER 11                                                Attachment 1 (Page 2)
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 3, 1999 THROUGH MAY 30, 1999

3. BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE

HOME OFFICE                                                                   $    14,750
RETAIL SAFE FUNDS                                                             $ 2,314,964

CORPORATE ACCOUNTS

TOTAL                                                                         $ 1,631,893

STORE DEPOSITORY ACCOUNTS

SOCIETY NATIONAL BANK                                                         $   304,983
BANK OF BOSTON                                                                $   954,244
BANK OF BOSTON CONNECTICUT                                                    $   258,415
MERCANTILE BANK                                                               $    21,414
FIRST UNION                                                                   $ 3,740,333
HARRIS TRUST                                                                  $ 1,240,357
BANK ONE LOUISIANA                                                            $ 1,072,538
FLEET BANK                                                                    $     5,338
ABN - AMRO BANK                                                               $   805,771
COMERICA BANK                                                                 $   265,618
AM SOUTH                                                                      $ 1,280,206
BANK OF AMERICA CALIFORNIA                                                    $ 1,146,102
NORWEST BANK                                                                  $   638,131
FIRST AMERICAN NATIONAL BANK                                                  $ 1,810,244
BANK OF OKLAHOMA                                                              $   185,014
CHASE BANK OF TEXAS                                                           $ 1,235,219
HIBERNIA                                                                      $   149,333
SINGLE STORE DEPOSITORY ACCOUNTS                                              $ 4,307,614
FIRST NATIONAL BANK OF MARYLAND                                               $   153,587
FIFTH THIRD BANK                                                              $    74,495
WELLS FARGO BANK                                                              $ 1,646,038
NATIONSBANK                                                                   $ 1,092,518
NBD                                                                           $   490,850
PNC BANK                                                                      $   646,795

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)

TOTAL                                                                         $15,269,084

OTHER DEPOSITORY ACCOUNTS

MUSCULAR DYSTROPHY ASSOCIATION                                                $   657,997
OTHER CASH ACCOUNTS                                                           $    99,590

TOTAL CASH & CASH EQUIVALENTS PER GENERAL LEDGER                              $43,513,435

CHAPTER 11                                                Attachment 1 (Page 2)
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 3, 1999 THROUGH MAY 30, 1999

4. Payments to Professionals May 3, 1999 through May 30, 1999

  Vendor #                         Vendor Name                                  Check Amt.         Check Date     Check #
---------------------------------------------------------------------------------------------------------------------------
99329         Aegis Property Tax                                                 $11,319.31          5/21/99      30001959
3323          AvTax                                                               $7,676.25           5/7/99      13005165
99104         Deloitte & Touche                                                  $75,209.00          5/28/99      B0017555
57117         Jay Alix & Associates                                              $57,886.27          5/27/99      30003450
98818         Resources Connection LLC                                            $1,950.00          5/19/99      30000595
40443         Robert J. Bard, Esq.                                                  $500.00           5/3/99      13004736
99459         Robert L. Berger & Associates                                      $23,598.48          5/11/99      B0017145
99459         Robert L. Berger & Associates                                      $44,612.91          5/19/99      B0017351
99277         Rosemont & Associates                                              $21,137.50           5/7/99      13005179
99445         SGO Joint Venture                                                  $99,962.05           5/3/99      13004744
99445         SGO Joint Venture                                                   $8,978.11           5/4/99      13004798
99445         SGO Joint Venture                                                  $15,068.33           5/5/99      13004903
99445         SGO Joint Venture                                                  $12,511.84           5/6/99      13004988
99445         SGO Joint Venture                                                  $34,693.16          5/10/99      13005351
98378         Skadden Arps, Slate, Meagher & Flom                                $95,711.00          5/28/99      B0017554

CHAPTER 11                                Attachment Attachment 1 (Page 3 & 4)
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
MONTH OF: MAY 3, 1999 THROUGH MAY 30, 1999

RECEIPTS AND DISBURSEMENTS May 3, 1999 - May 30, 1999 (Dollars in Thousands)

                                                                 Actual      Actual       Actual       Actual        Total

                                                    Monday       5/3/99      5/10/99      5/17/99      5/24/99        5/3/99
                                                    Sunday       5/9/99      5/16/99      5/23/99      5/30/99       5/30/99
                                                               -------------------------------------------------------------
Receipts:
   Sales Receipts                                                49,606       53,223       36,933       37,989       177,751
   Miscellaneous Receipts                                            --        6,139           --           --         6,139
                                                               -------------------------------------------------------------
   Total Available collections                                  $49,606      $59,362      $36,933      $37,989      $183,890

Disbursements:
   Merchandise disbursements                                    $ 7,065      $12,446      $14,350      $18,483        52,344
   Non-merchandise disbursements                                 20,829       14,431       15,886       17,502        68,648
                                                               -------------------------------------------------------------
Total Disbursements:                                            $27,894      $26,877      $30,236      $35,985      $120,992
                                                               -------------------------------------------------------------

Change in cash                                                  $21,712      $32,485      $ 6,697      $ 2,004      $ 62,898
                                                               -------------------------------------------------------------

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
MONTH OF: MAY 3, 1999 THROUGH MAY 30, 1999

Rolling Revised Cash Flow Forecast
(Dollars in Thousands)

 Note: This forecast is based on a number of assumptions and is subject to a number of risk factors, which are set forth in the Company's filings with the Securities and Exchange Commission. This forecast should be read in conjunction with such assumptions and risk factors.

                                                                 Actual        Forecast      Forecast      Forecast      Forecast
                                                                                Week 1        Week 1        Week 1        Week 1

                                                     Monday        6/7/99       6/14/99       7/12/99        8/9/99        9/6/99
                                                     Sunday       6/13/99       6/20/99       7/18/99       8/15/99       9/12/99

                                                                 ----------------------------------------------------------------
Ending Total Revolver Balance                                    $ 45,420      $ 49,181      $ 52,331      $ 98,035      $154,738
                                                                 ----------------------------------------------------------------

Term Loan                                                         100,000       100,000        99,750        99,750        99,750
Standby Letters of Credit                                          30,167        30,167        30,167        30,167        30,167
Trade Letters of Credit                                            33,725        36,000        50,000        55,000        55,000
                                                                 ----------------------------------------------------------------
Total Extensions of Credit                                       $209,312      $215,348      $232,248      $282,952      $339,655
                                                                 ----------------------------------------------------------------

                                                                 ----------------------------------------------------------------
Borrowing Base (Net of Interim Reserve)                          $436,828      $454,648      $461,120      $485,954      $515,584
                                                                 ----------------------------------------------------------------

Availability (Net of Interim Reserve)                            $227,516      $239,300      $228,872      $203,002      $175,929


                                                                 ----------------------------------------------------------------
Borrowing Base (Before Interim Reserve)                          $486,828      $504,648      $511,120      $535,954      $565,584
                                                                 ----------------------------------------------------------------

Availability (Before Interim Reserve)                            $277,516      $289,300      $278,872      $253,002      $225,929

Note: The anticipated increase in revolver borrowings and decrease in availability in August and September reflects, among other things, seasonal inventory increases relating to the Fall Selling Season

FORM OPR -- 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                   CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                              MAY 2,                  MAY 30,
                                                               1999                    1999
                                                           -----------             -----------
ASSETS
Current Assets:
     Cash and cash equivalents                             $    67,699             $    43,513 {A}
     Accounts receivable                                        31,344                  32,813
     Inventories                                               649,836                 598,834
     Prepaid expenses and other assets                          44,471                  39,972 {B}
                                                           -----------             -----------
     TOTAL CURRENT ASSETS                                      793,350                 715,132

     Net property and equipment - owned                        404,513                 401,987
     Net property and equipment - leased                        19,620                  19,230
     Other assets and deferred charges                          48,928                  49,660
                                                           -----------             -----------
     TOTAL ASSETS                                          $ 1,266,411             $ 1,186,009
                                                           ===========             ===========


LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
     Notes payable                                         $   132,994             $    65,303 {C}
     Accounts payable                                            9,504                  12,925 {D}
     Accrued expenses                                          131,960                 135,010
     Sales & Local Sales Tax                                    16,704                  13,410
     Income taxes                                                7,631                   7,625
     Current maturities long-term debt                           1,000                   1,000
                                                           -----------             -----------
     TOTAL CURRENT LIABILITIES                                 299,794                 235,273

FORM OPR -- 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                   CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


Long Term Liabilities:
     Long-term debt                                             99,000                  99,000

Liabilities Subject To Compromise:
     Restructure                                                93,834                  89,559
     Capital Lease Obligations                                  47,433                  46,924
     Long Term Debt                                            465,317                 465,317
     Accounts Payable                                          190,580                 195,125
     Accrued Expense                                            71,509                  70,896
                                                           -----------             -----------
Liabilities Subject To Compromise                              868,673                 867,821

     TOTAL LIABILITIES                                       1,267,467               1,205,093
                                                           -----------             -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDER'S EQUITY

     Common Stock                                               50,084                  50,084
     Additional paid-in-capital                                  7,027                   7,027
     Deferred Compensation                                      (1,353)                 (1,322)
     Accumulated other comprehensive income                       (869)                   (869)
     Retained Earnings                                         (55,945)                (71,006)
                                                           -----------             -----------
     Shareholders' equity                                       (1,056)                (16,086)

     TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY            $ 1,266,411             $ 1,186,009
                                                           ===========             ===========

{A} Reduction in cash is primarily a result of Note payable paydowns from high cash in transit at May 2, 1999

{B} Prepaid rent of approximately $6,000 was included in the May 2 balance due to payment timing

{C} Cash generated from store closing sales was used to pay down Notes payable

{D} While the Company has received credit terms from some of its vendors, the lead time involved in ordering goods has not yet resulted in a material increase in accounts payable

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 3, 1999 THROUGH MAY 30, 1999

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended:  05/30/99
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 3, 1999 THROUGH MAY 30, 1999

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  05/30/99
FORM OPR-4

                                                   Total                 current
                                                ------------           ------------
Trade Accounts Payable (Merchandise)            $ 12,924,916           $ 12,924,916

                                                   Total                 current
                                                ------------           ------------
Expense & other payables                        $135,010,586           $135,010,586

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 3, 1999 THROUGH MAY 30, 1999

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

                                                        Date      Date             Total           0-30
                  TAXES PAYABLE                       Incurred    Due               Due            Days
                                                      ------------------------------------------------------

Federal Income Tax                                **  Various    Various          7,700,791       7,700,791

State Income Tax                                      Various    Various            (76,425)        (76,425)
                                                                            --------------------------------

                                         SUBTOTAL                                 7,624,366       7,624,366
                                                                            --------------------------------

Sales/Use Tax                                         Various    Various         13,409,530      13,409,530
                                                                            --------------------------------


Personal Property Tax                              *  Various    Various            418,628         418,628

Real Estate Taxes                                  *  Various    Various          4,483,049       4,483,049

Inventory Taxes                                    *  Various    Various            840,491         840,491

Gross Receipts/Bus Licenses                        *  Various    Various             33,100          33,100

Franchise Taxes                                    *  Various    Various             41,414          41,414
                                                                            --------------------------------
                                         SUBTOTAL                                 5,816,682       5,816,682
                                                                            --------------------------------


                                                                            --------------------------------
               TOTAL TAXES PAYABLE                                               26,850,578      26,850,578
                                                                            ================================

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: MAY 3, 1999 THROUGH MAY 30, 1999

SCHEDULE OF POST PETITION LIABILITIES
Month Ended:  05/30/99
FORM OPR-4
(In thousands)

                                                                                                     TOTAL DUE
                                                                      DATE                            (5/30/99
                                                                    INCURRED        DATE DUE          Balance)        0 - 30 DAYS

POSTPETITION SECURED DEBT
      Revolver Borrowings                                            3/27/99         6/30/01          $ 65,303          $ 65,303
      Facility Standby by L/C's                                      3/27/99         6/30/01            30,167                 -
      Facility Trade L/C's                                           3/27/99         6/30/01            23,769                 -
      Term Loans                                                     3/27/99         6/30/01           100,000           100,000
                                                                                                      ---------
      TOTAL EXTENSIONS OF CREDIT                                                                       219,239

POST PETITION UNSECURED DEBT                                                                                 -

ACCRUED INTEREST PAYABLE                                                                                   425

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                                         ACTIVITY
                                                                                       MAY 3, 1999
                                                                                         THROUGH
                                                                                       MAY 30, 1999
                                                                                      -------------
Net Sales                                                                                $ 157,206

Costs of merchandise sold and buying and occupancy expense                                 124,575
                                                                                         ---------

Gross margin after cost of merchandise sold and buying and occupancy expenses               32,631

Selling, General and Administrative Expenses:
     Net Employment Expense                                                                 23,468
     Net Advertising                                                                         4,103
     Banking and Other Fees                                                                  1,754
     Real Estate and Other Taxes                                                             1,870
     Supplies                                                                                1,071
     Communication and Equipment                                                               773
     Travel                                                                                    385
     Security and Other Services                                                               251
     Legal and Professional                                                                    853

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)





     Insurance                                                                                 826
     Miscellaneous                                                                           2,441
     Credit Card Services                                                                      967
                                                                                         ---------

Total Selling, General and Administrative Expenses                                          38,763

Other income, net                                                                                4

Depreciation and amortization                                                                3,366
                                                                                         ---------
Earnings (loss) before interest, reorganization items, and income tax                       (9,502)

Interest expense - debt                                                                      3,341
Interest expense - capitalized leases                                                          363
                                                                                         ---------

Earnings (loss) before reorganization items, and income tax                                (13,206)

Reorganization Items:

     Legal and Professional                                                                  1,853
                                                                                         ---------

Earnings (loss) before income tax                                                          (15,060)
     Income tax benefit                                                                         --

                                                                                         ---------
Net earnings (loss)                                                                      $ (15,060)
                                                                                         =========

Note: The Consolidated Statement of Operations reflects results of continuing stores and 121 stores closed by May 1999. The Company recorded net earnings of $5,320 on Net Sales of $154,592 from continuing operations.